Organizational Chart

Publicly Traded Restricted Security
Company	State of Organization	Control/Ownership
Prudential plc (PUK on the New York Stock Exchange; and PRU.L on the London Stock exchange) Prudential plc should be on your restricted list irrespective of the exchange it is traded on.	England	Publicly Traded

Other Restricted Securities (not publicly traded)
Company	State of Organization	Control/Ownership
Allied Life Brokerage Agency, Inc.	Iowa	100% Jackson National Life Insurance Company
AVIC Jianyin Co. Ltd.	China	70% Gongqing City Xinhang Co. Ltd.
BOCI - Prudential Asset Management Limited	Hong Kong	36% Prudential Corporation Holdings Limited
BOCI - Prudential Trustee Limited	Hong Kong	36% Prudential Corporation Holdings Limited
Brier Capital LLC	Michigan	100% Brooke Life Insurance Company
Brooke (Holdco1) Inc.	Delaware	100% Prudential (US Holdco 1) Limited
Brooke Life Insurance Company	Michigan	100% Jackson Holdings LLC
CITIC - Prudential Fund Management Company Limited	China	49% Prudential Corporation Holdings Limited
CITIC - Prudential Life Insurance Company Limited	China	50% Prudential Corporation Holdings Limited
CITIC - CP Asset Management Co., Ltd.	China	55% CITIC-Prudential Fund Management Company Limited
Curian Clearing LLC	Michigan	100% Jackson National Life Insurance Company
Eastspring Al-Wara Investments Berhad	Malaysia	100% Prudential Corporation Holdings Limited
Eastspring Asset Management Korea Co. Ltd.	Korea	100% Prudential Corporation Holdings Limited
Eastspring Investment Management (Shanghai) Company Limited	China	100% Eastspring Investments (Hong Kong) Limited
Eastspring Investments (Hong Kong) Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Eastspring Investments (Luxembourg) S.A.	Luxembourg	100% Prudential Holdings Limited
Eastspring Investments (Singapore) Limited	Singapore	100% Prudential Singapore Holdings Pte. Limited
Eastspring Investments Berhad	Malaysia	100% Prudential Corporation Holdings Limited
Eastspring Investments Fund Management Limited Liability Company	Vietnam	100% Prudential Vietnam Assurance Private Ltd
Eastspring Investments Incorporated	Delaware	100% Prudential Holdings Limited
Eastspring Investments Limited	Japan	100% Prudential Corporation Holdings Limited

Other Restricted Securities (not publicly traded)
Company	State of Organization	Control/Ownership
Eastspring Investments Services Pte. Ltd.	Singapore	100% Prudential Singapore Holdings Pte. Limited
Eastspring Overseas Investment Fund Management (Shanghai) Company Limited	China	100% Eastspring Investment Management (Shanghai) Company Limited
Eastspring Securities Investment Trust Co. Ltd.	Taiwan	99.54% Prudential Corporation Holdings Limited
Furnival Insurance Company PCC Limited	Guernsey	100% Prudential Group Holdings Limited
Gongqing City Xinhang Co. Ltd.	China	99.90% CITIC-Prudential Life Insurance Company Limited
GS Twenty Two Limited	England	100% Prudential Group Holdings Limited
Hermitage Management, LLC	Michigan	100% Jackson National Life Insurance Company
Hyde Holdco 1 Limited	England	100% Prudential Group Holdings Limited
ICICI Prudential Asset Management Company Limited	India	49% Prudential Corporation Holdings Limited
ICICI Prudential Life Insurance Company Limited	India	22.11% Prudential Corporation Holdings Limited
ICICI Prudential Pension Funds Management Company Ltd.	India	100% ICICI Prudential Life Insurance Company Limited
ICICI Prudential Trust Limited	India	49% Prudential Corporation Holdings Limited
Jackson National Life Insurance Agency, LLC	Illinois	100% Jackson National Life Distributors LLC
Jackson Charitable Foundation, Inc.	Michigan	100% Jackson National Life Insurance Company
Jackson Holdings LLC	Delaware	100% Brooke (Holdco 1) Inc.
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life (Bermuda) Ltd.	Bermuda	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	100% Jackson National Life Insurance Company
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
M&G Real Estate Asia Holding Company Pte. Ltd	Singapore	67% M&G Real Estate Limited 33% Prudential Singapore Holdings Pte. Ltd.
M&G Real Estate Asia Pte. Ltd.	Singapore	100% M&G Real Estate Asia Holding Company Pte. Ltd.
M&G Real Estate Japan Co., Ltd.	Japan	100% M&G Real Estate Asia Holding Company Pte. Ltd.
M&G Real Estate Korea Co., Ltd.	Korea	100% M&G Real Estate Asia Holding Company Pte. Ltd.
Mission Plans of America, Inc.	Texas	100% Jackson National Life Insurance Company
National Planning Holdings LLC	Delaware	100% Jackson National Life Insurance Company
Neuralbay Pte. Ltd.	Singapore	100% Prudential Services Singapore Pte. Ltd.
North Sathorn Holdings Company Limited	Thailand	49% Prudential Corporation Holdings Limited
PCA IP Services Limited	Hong Kong	100% Prudential Corporation Holdings Limited

Other Restricted Securities (not publicly traded)
Company	State of Organization	Control/Ownership
PCA Life Assurance Co. Ltd.	Taiwan	99.79% Prudential Corporation Holdings Limited
PCA Reinsurance Co. Ltd.	Labuan	100% Prudential Holdings Limited
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PPM America Capital Partners III, LLC	Delaware	60.50% PPM America, Inc.
PPM America Capital Partners IV, LLC	Delaware	34.50% PPM America, Inc.
PPM America Capital Partners V, LLC	Delaware	34% PPM America, Inc.
PPM America Capital Partners VI, LLC	Delaware	32% PPM America, Inc.
PPM America Capital Partners VII, LLC	Delaware	16% PPM America, Inc.
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Funds	Massachusetts	9.6% PPM America, Inc. 40.4% The Prudential Assurance Company Limited 49.8% Jackson National Life Insurance Company
PPM Holdings, Inc.	Delaware	100% Jackson Holdings LLC
PPM Loan Management Company, LLC	Delaware	100% PPM Loan Management Holding Company, LLC
PPM Loan Management Holding Company, LLC	Delaware	99.9% Jackson National Life Insurance Company 0.01% PPM America, Inc.
Pru Life Insurance Corporation of UK	Philippines	100% Prudential Corporation Holdings Limited
Pru Life UK Asset Management and Trust Corporation	Philippines	100% Pru Life Insurance Corporation of U.K.
Prudence Foundation Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential (Cambodia) Life Assurance Plc	Cambodia	100% Prudential Corporation Holdings Limited
Prudential (US Holdco 1) Limited	England	100% Prudential Corporation Asia Limited
Prudential Africa Holdings Limited	England	100% Prudential Corporation Asia Limited
Prudential Africa Services Limited	Kenya	99% Prudential Africa Holdings Limited 1% GS Twenty Two Limited
Prudential Assurance Company Singapore (Pte) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Assurance Malaysia Berhad	Malaysia	100% Sri Han Suria Sdn Berhad
Prudential Assurance Uganda Limited	Uganda	99.99999% Prudential Africa Holdings Limited 0.00001% GS Twenty Two Limited
Prudential BeGeneral Insurance S.A.	Cote d’Ivoire	94.9% Prudential Beneficial Life Insurance Cameroon S.A. 5% Prudential BeLife Insurance S.A. 0.001% Prudential Africa Holdings Limited

Other Restricted Securities (not publicly traded)
Company	State of Organization	Control/Ownership
Prudential BeLife Insurance S.A.	Cote d’Ivoire
67.49% Prudential Beneficial Life Insurance Cameroon S.A.
25.83% Prudential Beneficial Life Insurance Togo S.A.
6.66% Prudential Beneficial General Insurance Cameroon S.A.
0.00033% Prudential Africa Holdings Limited

Prudential Beneficial General Insurance Cameroon S.A.	Cameroon	98.11% Prudential Beneficial Life Insurance Cameroon S.A. 0.00033% Prudential Africa Holdings Limited
Prudential Beneficial Life Insurance Cameroon S.A.	Cameroon	51% Prudential Africa Holdings Limited
Prudential Beneficial Life Insurance Togo S.A.	Togo	98.66% Prudential Beneficial Life Insurance Cameroon S.A. 1.33% Prudential Beneficial General Insurance Cameroon S.A. 0.00033% Prudential Africa Holdings Limited
Prudential BSN Takaful Berhad	Malaysia	49% Prudential Corporation Holdings Limited
Prudential Corporation Asia Limited	Hong Kong	100% Prudential plc
Prudential Corporation Australasia Holdings Pty Limited	Australia	100% Prudential Group Holdings Limited
Prudential Corporation Holdings Limited	England	100% Prudential Holdings Limited
Prudential Five Limited	England	100% Prudential Group Holdings Limited
Prudential General Insurance Hong Kong Limited	Hong Kong	100% Prudential Corporation Asia Limited
Prudential Group Holdings Limited	England	100% Prudential plc
Prudential Group Secretarial Services Limited	England	100% Prudential Group Holdings Limited
Prudential Group Secretarial Services HK Limited	Hong Kong	100% Prudential Corporation Asia Limited
Prudential Holdings Limited	Scotland	100% Prudential Corporation Asia Limited
Prudential Hong Kong Limited	Hong Kong	100% Prudential Corporation Asia Limited
Prudential International Staff Pensions Limited	England & Wales	100% Prudential Group Holdings Limited
Prudential International Treasury Limited	Hong Kong	100% Prudential Corporation Asia Limited
Prudential IP Services Limited	England	100% Prudential Group Holdings Limited
Prudential Life Assurance (Lao) Company Ltd	Laos	99.99% Prudential Corporation Holdings Ltd 0.01% Prudential Holdings Limited
Prudential Life Assurance (Thailand) Public Company Limited	Thailand	51.21% Staple Limited 48.72% Prudential Corporation Holdings Limited
Prudential Life Assurance Kenya Limited	Kenya	100% Prudential Africa Holdings Limited
Prudential Life Assurance Zambia Limited	Zambia	99.99% Prudential Africa Holdings Limited 0.00001% GS Twenty Two Limited

Other Restricted Securities (not publicly traded)
Company	State of Organization	Control/Ownership
Prudential Life Insurance Ghana Limited	Ghana	100% Prudential Africa Holdings Limited
Prudential Life Vault Limited	Nigeria	99.99996% Prudential Africa Holdings Limited 0.00004% GS Twenty Two Limited
Prudential Myanmar Life Insurance Limited	Myanmar	100% Prudential Hong Kong Limited
Prudential Pensions Management Zambia Limited	Zambia	49% Prudential Africa Holdings Limited
Prudential Services Asia Sdn Bhd	Malaysia	84.96% Prudential Corporation Holdings Limited 15.04% Sri Han Suria Sdn. Bhd.
Prudential Services Limited	England	100% Prudential Group Holdings Limited
Prudential Services Singapore Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Singapore Holdings Pte Limited	Singapore	100% Prudential Corporation Holdings Limited
Prudential Technology and Services India Private Limited	India	99.99% Prudential Corporation Holdings Limited 0.00001% Prudential Holdings Limited
Prudential Vietnam Assurance Private Limited	Vietnam	100% Prudential Corporation Holdings Limited
Prudential Zenith Life Insurance Company Limited	Nigeria	49% Prudential Africa Holdings Limited 2% Prudential Life Vault Limited
PT Eastspring Investments Indonesia	Indonesia	99% Eastspring Investments (Hong Kong) Limited; 1% PT Prudential Life Assurance
PT Prudential Life Assurance	Indonesia	94.62% Prudential Corporation Holdings Limited
PVFC Financial Limited	Hong Kong	100% Prudential Corporation Asia Limited
REALIC of Jacksonville Plans, Inc.	Texas	100% Jackson National Life Insurance Company
ROP, Inc.	Delaware	100% Jackson National Life Insurance Company
Squire Capital I LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital II LLC	Michigan	100% Jackson National Life Insurance Company
Squire Reassurance Company II, Inc.	Michigan	100% Jackson National Life Insurance Company
Squire Reassurance Company LLC	Michigan	100% Jackson National Life Insurance Company
Sri Han Suria Sdn Berhad	Malaysia	50.999% Prudential Corporation Holdings Limited 0.001% PCA IP Services Limited
Staple Limited	Thailand	49% Prudential Corporation Holdings Limited
Thanachart Fund Management Co., Ltd.	Thailand	50.09% Prudential Corporation Holdings Limited 0.00001% Prudential Holdings Limited
TMB Asset Management Co., Ltd.	Thailand	64.99999% Prudential Corporation Asia Limited 0.00001% Prudential Corporation Holdings Limited

Other Restricted Securities (not publicly traded)
Company	State of Organization	Control/Ownership
VFL International Life Company SPC, Ltd.	Cayman Islands	100% Jackson National Life Insurance Company

Jackson Affiliated Broker/Dealers
Jackson National Life Distributors LLC

Open-End Management Investment Companies Registered with the U.S. Securities and Exchange Commission, in accord with the provisions of the 1940 Act
Jackson Variable Series Trust
JNL Investors Series Trust
JNL Series Trust
JNL Variable Fund LLC